UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2006

OneTravel Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8662	23-2265039
(State or other Jurisdiction of incorporation or organization)	(Commission File Number	(I.R.S. Employer Identification No.)

1200 Lake Hearn Drive, Suite 300, Atlanta, GA	30319
(Address of principal executive offices)	(ZIP Code)

(Registrant’s telephone number, including area code) (404) 256-6620

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 250.13e-4 (c))

Item 8.01 Other Events

On July 14, 2006, OneTravel Holdings, Inc., a Delaware corporation (the “Company”), and certain of its wholly-owned subsidiaries, OneTravel, Inc., a Texas corporation, Farequest Holdings, Inc., a Delaware corporation, Flightserv, Inc., a Delaware corporation, and FS Tours, Inc., a Delaware corporation (collectively, the “Debtors”), filed a Motion For An Order, Pursuant To 11 U.S.C. §§ 105 And 363, Approving Procedures To Sell Certain Assets Free And Clear Of Liens, Claims And Encumbrances Without Further Court Approval (the “Bid Motion”) with the United States Bankruptcy Court for the Western District of Texas Midland Division (the “Bankruptcy Court”) seeking an order pursuant to 11 U.S.C. §§ 105 and 363 approving procedures to sell certain personal property assets free and clear of liens, claims and encumbrances without further court approval. On July 31, 2006, the Debtors filed the Motion for Order (A) Authorizing and Approving the Sale of Certain Assets Free and Clear of Liens, Claims, and Encumbrances, Subject to Higher and Better Offers and (B) Authorizing the Assumption and Assignment and Rejection of Certain Executory Contracts in Connection Therewith (the “Sale Motion”) seeking an order to approve the sale, among other things.

A hearing to approve the bid procedures with respect to the sale was conducted on August 2, 2006. Following such hearing, the Bankruptcy Court orally approved the bid procedures, subject to certain modifications. In addition, following the same hearing, the court approved the Debtors’ request to authorize post-petition financing, granting senior liens and super-priority administrative expense status to Palisades Master Fund, L.P. (“Lender”). Such financing allows the Debtors to use an additional $1.5 million in exchange for granting certain protection to the Lender. The Debtors currently anticipate conducting an auction to sell the assets followed by a hearing to approve the asset sale on or about August 30, 2006.

There is no assurance that an asset sale can be consummated on a timely basis, if at all. An asset sale under Section 363 of the Bankruptcy Code may involve substantial transaction-related costs.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Motion For An Order, Pursuant To 11 U.S.C. §§ 105 And 363, Approving Procedures To Sell Certain Assets Free And Clear Of Liens, Claims And Encumbrances Without Further Court Approval (filed herewith).

99.2	Motion for Order (A) Authorizing and Approving the Sale of Certain Assets Free and Clear of Liens, Claims, and Encumbrances, Subject to Higher and Better Offers and (B) Authorizing the Assumption and Assignment and Rejection of Certain Executory Contracts in Connection Therewith (filed herewith).

99.3	Press release dated August 8, 2006 (filed herewith).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONETRAVEL HOLDINGS, INC. (Registrant)

By:	/s/ EDWARD J. WEGEL
EDWARD J. WEGEL, Chief Executive Officer, President and Chief Restructuring Officer

Date: August 8, 2006

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Motion For An Order, Pursuant To 11 U.S.C. §§ 105 And 363, Approving Procedures To Sell Certain Assets Free And Clear Of Liens, Claims And Encumbrances Without Further Court Approval (filed herewith)

99.2	Motion for Order (A) Authorizing and Approving the Sale of Certain Assets Free and Clear of Liens, Claims, and Encumbrances, Subject to Higher and Better Offers and (B) Authorizing the Assumption and Assignment and Rejection of Certain Executory Contracts in Connection Therewith (filed herewith)

99.3	Press Release dated August 8, 2006 (filed herewith)